UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 17, 2017

Date of report (date of earliest event reported)

ADVANCEPIERRE FOODS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37826	26-3712208
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9987 Carver Road, Blue Ash, OH	45242
(Address of principal executive offices)	(Zip Code)

(800) 969-2747

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the previously disclosed transition plan of the President and Chief Executive Officer roles of AdvancePierre Foods Holdings, Inc. (the “Company”), John N. Simons, Jr. retired as a director of the Company effective at the Company’s Annual Meeting of Stockholders on May 17, 2017 (the “Annual Meeting”).

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 17, 2017 at which stockholders of the Company voted on five matters: the election of two Class I directors, the approval of the AdvancePierre Foods Holdings, Inc. Employee Stock Purchase Plan, a proposal to ratify PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2017, an advisory (non-binding) vote on executive compensation (“say-on-pay”), and an advisory (non-binding) vote on the frequency of say-on-pay votes. The final voting results of each of these matters were as follows:

1.	Election of Directors.

Nominee	For	Withheld	Broker Non-Votes
Stephen A. Kaplan	48,889,335	19,553,595	3,696,269
Christopher D. Sliva	68,389,157	53,773	3,696,269

2.	Approval of the AdvancePierre Foods Holdings, Inc. Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes
68,438,880	3,739	311	3,696,269

3.	Ratification of the Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending December 30, 2017.

For	Against	Abstain
72,133,888	5,311	0

4.	Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
67,872,255	569,706	969	3,696,269

5.	Vote, on an Advisory (Non-Binding) Basis, on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
66,188,421	748	2,253,261	500	3,696,269

The Company has determined that it will continue to include an advisory vote on the compensation of the Company’s named executive officers in its proxy materials every year until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s 2023 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date: May 22, 2017

ADVANCEPIERRE FOODS HOLDINGS, INC.

By:	/s/ Michael B. Sims
Michael B. Sims
Chief Financial Officer, Senior Vice President, and Treasurer